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                                                                   EXHIBIT 10.24


                      DIRECTORS INDEMNIFICATION AGREEMENT
                      -----------------------------------


     THIS INDEMNIFICATION AGREEMENT, dated as of August 16, 1995 ("the Agreement"), between Jackson Products, Inc., a Delaware corporation, (the
---------
"Company" or "Indemnitor"), and [Director] (the "Indemnitee").
 -------      ----------                         ----------

                                  WITNESSETH

     WHEREAS, highly competent persons are becoming more reluctant to serve corporations as directors or in other capacities unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

     WHEREAS, the current difficulties or virtual impossibility of obtaining adequate insurance and uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons; and

     WHEREAS, the Board of Directors of the Indemnitor has determined that the inability to attract and retain such persons is detrimental to the best interests of the Indemnitor's stockholders and that the Indemnitor should act to assure such persons that there will be increased certainty of such protection in the future; and

     WHEREAS, it is reasonable, prudent and necessary for the Indemnitor contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Indemnitor free from undue concern that they will not be so indemnified; and

     WHEREAS, this Agreement is being entered into as part of the Indemnitee's total consideration for serving as a director; and

     WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Indemnitor on the condition that he be so indemnified;

     NOW THEREFORE, in consideration of the premises and the covenants contained herein, the Indemnitor and Indemnitee do hereby covenant and agree as follows:
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     SECTION 1.  Service by Indemnitee.
                 ---------------------

     Indemnitee agrees to serve as director of the Indemnitor and agrees to the indemnification provisions provided for herein. Indemnitee may at any time and for any reason resign or be terminated from such position (subject to any other contractual obligation or other obligation imposed by operation of law), in which event the Indemnitor shall have no obligation under this Agreement to continue Indemnitee in any such position.

     SECTION 2.  Indemnification.
                 ---------------

     The Indemnitor shall indemnify Indemnitee to the fullest extent permitted by applicable law in effect on the date hereof or as such laws may from time to time be amended.

     SECTION 3.  Action or Proceeding Other Than an Action by or in the Right of
                 ---------------------------------------------------------------
the Indemnitor.
--------------

     Indemnitee shall be entitled to the indemnification rights provided in this
Section 3 if he is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, other than an action by or in the right of the Indemnitor, by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Indemnitor or is or was serving at the request of the Indemnitor as a director, officer, employee, agent or fiduciary of any other entity or by reason of anything done or not done by him in any such capacity, including, but not limited to, the extent of any liability, cost, or expense that any director has incurred as a personal obligor or guarantor for any obligation of the Indemnitor. Pursuant to this Section 3, Indemnitee shall be indemnified against expenses (including attorney's fees), costs, judgments, penalties, fines and amounts paid in settlements actually and reasonably incurred by him in connection with such action, suit or proceeding (including, but not limited to, the investigation, defense or appeal thereof), if he acted in good faith and in any manner he reasonably believed to be in or not opposed to the best interests of the Indemnitor, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; provided, however, the Indemnitor shall not be obligated to indemnify the Indemnitee in connection with any actions, suits or proceedings initiated by the Indemnities if the indemnification relates to any "short-swing" disgorgement or similar liability arising under Section 16(b) of the Securities Exchange Act of 1934, as amended, or any rules or regulations promulgated thereunder.

     SECTION 4.  Actions by or in the Right of the Company.  Indemnitee shall be
                 -----------------------------------------
entitled to the indemnification rights provided in this Section 4 if he is a person who was or is made a party or is threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the Indemnitor to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Indemnitor or is or was serving at the request of the Indemnitor as a director, officer,

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employee, agent or fiduciary of any other entity by reason of anything done or not done by him in any such capacity. Pursuant to this Section 4, Indemnitee shall be indemnified against expenses (including attorney's fees) and costs actually and reasonably incurred by him in connection with such action or suit (including, but not limited to the investigation, defense, settlement or appeal thereof) if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Indemnitor; provided, however, that no such indemnification shall be made in respect of any claim, issue or matter as to which applicable law expressly prohibits such indemnification by reason of an adjudication of liability of Indemnitee to the Indemnitor, unless, and only to the extent that, the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such expenses and costs as such court shall deem proper.

     SECTION 5.  Indemnification for Costs, Charges and Expenses of Successful
                 -------------------------------------------------------------
Party.
-----

     Notwithstanding the other provisions of this Agreement, to the extent that Indemnitee has served as a witness on behalf of the Indemnitor or has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Section 3 and 4 hereof, or in defense of any claim, issue or matter therein, he shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith.

     SECTION 6.  Partial Indemnification.
                 -----------------------

     If Indemnitee is only partially successful in the defense, investigation, settlement or appeal of any action, suit, investigation or proceeding described in Section 3 or 4 hereof, and as a result is not entitled under Section 5 hereof to indemnification by the Indemnitor for the total amount of the expenses (including attorneys' fees), costs, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him, the Indemnitor shall nevertheless indemnify Indemnitee, as a matter of right pursuant to Section 5 hereof, to the extent Indemnitee has been partially successful.

     SECTION 7.  Determination of Entitlement to Indemnification.
                 -----------------------------------------------

     Upon written request by Indemnitee for indemnification pursuant to Section 3 or 4 hereof, the entitlement of Indemnitee to indemnification pursuant to the terms of this Agreement shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board of Directors of the Indemnitor by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined); or (b) if such a quorum is not obtainable or, even if obtainable, if the Board of Directors of the Indemnitor by the majority vote of Disinterested Directors so directs, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be

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delivered to Indemnitee; or (c) by the stockholders of the Indemnitor. Such
Independent Counsel shall be selected by the Board of Directors and approved by Indemnitee. Upon failure of the Board of Directors to so select such Independent Counsel or upon failure of Indemnitee to so approve, such Independent Counsel shall be selected by the Chancellor of the State of Delaware or such other person as the Chancellor shall designate to make such selection. Such determination of entitlement to indemnification shall be made no later than 60 days after receipt by the Indemnitor of a written request for indemnification. Such request shall include documentation or information which is necessary for such determination and which is reasonably available to Indemnitee. Any costs or expenses (including attorney's fees) incurred by Indemnitee in connection with his request for indemnification hereunder shall be borne by the Indemnitor. The Indemnitor hereby indemnifies and agrees to hold Indemnitee harmless therefrom irrespective of the outcome of the determination of Indemnitee's entitlement to indemnification. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among such claims, issues or matters.

     SECTION 8.  Presumptions and Effect of Certain Proceedings.
                 ----------------------------------------------

     The Secretary of the Indemnitor shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board of Directors of the Indemnitor or such other person or persons empowered to make the determination as provided in Section 7 that Indemnitee has made such request for indemnification. Indemnitee shall be presumed to be entitled to indemnification hereunder and the Indemnitor shall have the burden of proof in the making of any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested indemnification within 60 days after receipt by the Indemnitor of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent actual and material fraud in the request for indemnification. The termination of any action, suit, investigation or proceeding described in Section 3 or 4 hereof by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of
                              ---------------
itself (a) create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Indemnitor and, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

     SECTION 9.  Advancement of Expenses and Costs.
                 ---------------------------------

     All reasonable expenses and costs incurred by Indemnitee (including attorneys' fees, retainers and advances of disbursements required of Indemnitee) shall be paid by the Indemnitor in advance of the final disposition of such action, suit or proceeding at the request of Indemnitee within twenty days after the receipt by the Indemnitor of a statement or

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statements from Indemnitee requesting such advance or advances from time to time. Indemnitee's entitlement to such expenses shall include those incurred in connection with any proceeding by Indemnitee seeking an adjudication pursuant to this Agreement. Such statement or statements shall reasonably evidence the expenses and costs incurred by him in connection therewith and shall include or be accompanied by an undertaking by or on behalf of Indemnitee to repay such amount if it is ultimately determined that Indemnitee is not entitled to be indemnified against such expenses and costs by the Indemnitor as provided by this Agreement or otherwise.

     SECTION 10.  Remedies of Indemnitee in Cases of Determination not to
                  -------------------------------------------------------
Indemnify or to Advance Expenses.
--------------------------------

     In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Section 7 and 8, or if expenses are not advanced pursuant to Section 9, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of New York or any other court of competent jurisdiction of his entitlement to such indemnification or advance. The Indemnitor shall not oppose Indemnitee's right to seek any such adjudication or any other claim. Such judicial proceeding shall be made de novo
                                                                         -------
and Indemnitee shall not be prejudiced by reason of a determination (if so made) that he is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Section 7 or Section 8 hereof that Indemnitee is entitled to indemnification, the Indemnitor shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Indemnitor further agrees to stipulate in any such court that the Indemnitor is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary. If the court shall determine that Indemnitee is entitled to any indemnification hereunder, the Indemnitor shall pay all reasonable expenses (including attorneys' fees) and costs actually incurred by Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings).

     SECTION 11.  Other Rights to Indemnification.
                  -------------------------------

     The indemnification and advancement of expenses (including attorneys' fees) and costs provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the By-Laws of the Indemnitor, this agreement, provisions of the Certificate of Incorporation of the Indemnitor, vote of stockholders or Disinterested Directors of the Indemnitor, provision of law or otherwise.

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     SECTION 12.  Attorneys' Fees and Other Expenses to Enforce Agreement.
                  -------------------------------------------------------

     In the event that Indemnitee is subject to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee, if he prevails in whole or in part in such action, shall be entitled to recover from the Indemnitor, and shall be indemnified by the Indemnitor against, any actual expenses for attorneys' fees and disbursements reasonably incurred by him.

     SECTION 13.  Duration of Agreement.
                  ---------------------

     This Agreement shall continue until and terminate upon the later of (a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Section 3 or 4 of this Agreement or (b) the final termination of all pending or threatened actions, suits, proceedings or investigations with respect to Indemnitee. This Agreement shall be binding upon the Indemnitor and its successors and assigns and shall inure to the benefit of Indemnitee and his spouse, assigns, heirs, devisees, executors, administrators or other legal representatives.

     SECTION 14.  Severability.
                  ------------

     If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     SECTION 15.  Identical Counterparts.
                  ----------------------

     This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original, but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

     SECTION 16.  Headings.
                  --------

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     The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     SECTION 17.  Definitions.
                  -----------

     For purposes of this Agreement:

     (a)  "Disinterested Director" shall mean a director of the Indemnitor who
           ----------------------
is not or was not a party to the action, suit, investigation or proceeding in respect of which indemnification is being sought by Indemnitee.

     (b)  "Independent Counsel" shall mean a law firm or a member of a law firm
           -------------------
that neither is presently nor in the past five years has been retained to represent (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

     SECTION 18.  Modification and Waiver.
                  -----------------------

     No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     SECTION 19.  Notice by Indemnitee.
                  --------------------

     Indemnitee agrees promptly to notify the Indemnitor in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter which may be subject to indemnification covered hereunder, either civil, criminal or investigative.

     SECTION 20.  Notices.
                  -------

     All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or if (ii) mailed by certified or registered mail with postage prepaid on the third business day after the date on which it is so mailed, to the following addresses:

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          (a) if to Indemnitee, to:

               [Director]
               c/o The Jordan Company
               9 West 57th Street
               New York, New York  10019

          (b) if to the Company, to:

               Jackson Products, Inc.
               c/o The Jordan Company
               9 West 57th Street
               New York, New York  10019

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

     SECTION 21.  Governing Law.
                  -------------

     The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                   JACKSON PRODUCTS, INC.


                                   By: _____________________________________
                                         Name:
                                         Title:



                                   INDEMNITEE:


                                   _________________________________________
                                   [Director]

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